UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2013

NATIONAL TAX CREDIT INVESTORS II

(Exact name of registrant as specified in its charter)

California	0-20610	93-1017959
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

80 International Drive Greenville, South Carolina 29615
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code:  (864) 239-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01             Changes in Registrant’s Certifying Accountant

(a)          On June 7, 2013, National Tax Credit Investors II, a California limited partnership (the “Registrant”), dismissed Ernst & Young LLP (“E&Y”) as the Registrant’s independent registered public accounting firm effective on that date.  As previously reported in Item 7.01 of the report on Form 8-K furnished on December 26, 2012, the general partner of the Registrant was acquired by Bethesda Holdings II, LLC (“Bethesda”).  As part of the process of transitioning the management and operations of the Registrant’s general partner from the prior owner, Bethesda has sought to transition the Registrant’s independent accountant.  As previously disclosed in the Registrant’s annual report on Form 10-K filed on April 1, 2013, the Registrant has no directors, and there is a general partner responsible for conducting the business of the Partnership.  The general partner has approved the dismissal of E&Y.

None of E&Y’s audit reports on the Registrant’s financial statements for the fiscal years ended December 31, 2011 and 2012 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. In addition, at no point during the two fiscal years ended December 31, 2012 and the subsequent interim period through June 7, 2013 were there any (1) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (2) "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

On June 7, 2013, the Registrant provided E&Y with a copy of the disclosure set forth in this Item 4.01 and requested that E&Y furnish the Registrant with a letter addressed to the SEC stating whether E&Y agrees with the statements made in this Item 4.01, each as required by applicable SEC rules.  A copy of the letter, dated June 13, 2013,  is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Effective on June 7, 2013, the general partner of the Registrant approved the appointment of Carter & Company, CPA, LLC (“Carter”) as the Registrant’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2013.  During the fiscal years ended December 31, 2011 and 2012, and through June 7, 2013, neither the Registrant, nor anyone on its behalf, consulted Carter regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Carter that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01             Financial Statements and Exhibits

16.1       Letter regarding change in certifying accountant from Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT INVESTORS II

By: National Partnership Investments, LLC Corporate General Partner By: /s/ Edward Schmidt
Edward Schmidt
Director of Reporting DATED: June 13, 2013